Exhibit 99.1
ExamWorks Completes Acquisition of MES Group, Inc.

ATLANTA, GA., March 1, 2011 --ExamWorks Group, Inc. (NYSE: EXAM) today announced the closing of its acquisition of MES Group, Inc.  ExamWorks paid total consideration consisting of (i) $175 million in cash, (ii) 1,424,501 shares of Company common stock, and (iii) $10 million of assumed indebtedness under MES’ credit facility, which was paid off at closing.

About ExamWorks Group
ExamWorks Group, Inc. is a leading provider of independent medical examinations, (IMEs), peer and bill reviews and related services. We help our clients manage costs and enhance their risk management processes by verifying the validity, nature, cause and extent of claims, identifying fraud and providing fast, efficient and quality IME services. ExamWorks is focused on providing carriers a national presence while maintaining the local service and capabilities they need and expect.

Forward Looking Statements
Statements made in this press release that express ExamWorks’ or management's intentions, plans, beliefs, expectations or predictions of future events are forward-looking statements, which ExamWorks intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements often include words such as "may," "will," "should," "believe," "expect," "anticipate," "intend," "plan," "estimate", or the negative of these terms or other similar expressions that convey uncertainty of future events or outcomes.  Forward-looking statements may include information concerning ExamWorks’ possible or assumed future results of operations, including descriptions of ExamWorks’ revenues, profitability, outlook and overall business strategy. You should not place undue reliance on these statements because they are subject to numerous uncertainties and factors relating to ExamWorks’ operations and business environment, all of which are difficult to predict and many of which are beyond ExamWorks’ control. Although ExamWorks believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many uncertainties and factors could affect ExamWorks’ actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including but not limited to: our limited operating history; our ability to implement our growth strategy and acquisition program; our ability to integrate completed acquisitions; our expansion into international markets; our ability to secure additional financing; regulation of our industry; our information technology systems; our ability to protect our intellectual property rights and other information; our ability to compete successfully with our competitors; our ability to retain qualified physicians and other medical providers for our medical panel; our ability to retain our clients; our ability to provide accurate health-related risk assessment analyses of data; our ability to retain key management personnel; and restrictions in our credit facility and future indebtedness.  In addition, the risks discussed in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of our registration statement on form S-1 and other filings with the Securities and Exchange Commission could cause actual results to differ materially from the results anticipated by forward-looking statements.
You should keep in mind that any forward-looking statement made by ExamWorks herein, or elsewhere, speaks only as of the date on which made. ExamWorks expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in ExamWorks’ expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

CONTACT:
SOURCE: ExamWorks Group, Inc.
ExamWorks Group, Inc.
J. Miguel Fernandez de Castro, 404-952-2400
Senior Vice President and Chief Financial Officer
investorrelations@examworks.com